Stock Options	12 Months Ended
Dec. 31, 2013
Disclosure Of Compensation Related Costs, Share-Based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
(5)           Stock Options

Effective May 10, 1996, the 1993 Plan was replaced by the 1996 Incentive Plan ("the 1996 Plan") with respect to all future awards to Cadus' employees and consultants.  The options granted under the 1996 Plan may be either incentive stock options or nonqualified options.  In December 1996, the maximum number of shares of common stock that may be the subject of awards under the 1996 Incentive Plan was increased from 333,334 to 833,334 (plus any shares that are the subject of canceled or forfeited awards) by the Board of Directors and such increase was approved by the stockholders of Cadus in June 1997.  In December 1997, the maximum number of shares of common stock that may be the subject of awards under the 1996 Incentive Plan was increased to 1,833,334 (plus any shares that are the subject of canceled or forfeited awards) by the Board of Directors and approved by the stockholders of Cadus in June 1998. On December 31, 2013 1,745,388 shares of stock remained available for awards under the 1996 Plan.

Options granted under the 1996 Plan expire no later than ten years from the date of grant.  The option price is required to be at least 100% of the fair value on the date of grant as determined by the Board of Director, for incentive and nonqualified stock options.  The options generally become exercisable according to a schedule of vesting as determined by the Compensation Committee of the Board of Directors.  The schedule prescribes the date or dates on which the options become exercisable in installments over a period of months or years.

There was no activity under the 1996 Plan for the years ending December 31, 2013 and 2012.  The Company has no options outstanding during the years ended December 31, 2013 and 2012.